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Dear Shareholder:

  We are pleased to present you with the quarterly report for The Italy Fund, Inc. for the nine months ended October 31, 1996. As of that date, the Fund's net asset value (NAV) per share was $10.14, a 12.04% increase since the beginning of 1996. This compares favorably with a 7.04% increase over the same time period in the Banco Commerciale Index (BCI Index), a widely followed Italian index which includes all the securities listed on the Milan Stock Exchange. Since its inception in 1986, the Italy Fund has consistently outperformed the BCI Index. On October 31, 1996, total net assets in the Italy Fund amounted to just over $96 million.

Political Overview

  In our opinion, the honeymoon for Romano Prodi's coalition government is clearly over. (Prodi is an economics professor with centrist views who was elected Italy's 55th post-war prime minister in April of 1996.) Prodi currently heads an eight-party center-left coalition that uses an Olive Tree as its electoral symbol. The Prodi government's priorities continue to be job creation and making sure Italy can satisfy conditions for entry into the Economic-Monetary Union (EMU) by reducing the budget deficit.

  We expect that Italy's 1997 Finance Bill will have been adopted by Parliament by mid-November of 1996. However, more serious spending cuts in health care and social security spending will be required next year. Because we believe that the Communist Refoundation probably will not support these proposed social security cuts, a grand coalition between Massimo D'Alema (the leader of the largest former communist party Partito Democratico della Sinistrat within the ruling coalition) and former prime minister Silvio Berlusconi of Forza Italia (FI) could result and eventually push through the much-needed structural reforms in Italy. When D'Alema decides that the current political situation is no longer tenable, Prodi will most likely be forced out. Of course, political uncertainty is unhealthy for the Italian stock market and many investors continue to shift assets out of stock funds and into bond funds.

  However, despite these negative factors, we believe Italian stocks remain extremely inexpensive. For example, while the Italian stock market is selling at
4.1 times 1996 cash earnings, corporate profits are estimated to rise 15% and 18% in 1996 and 1997, respectively. In addition, the Italian stock market has already discounted many of the challenges outlined in this letter. When some of Italy's structural and constitutional problems are eventually addressed, the Italian stock market could very well become one of the more attractive markets outside the U.S.

Economic Overview

  Italy's economy is close to entering a recession as second quarter Gross Domestic Product (GDP) declined by 0.4% compared with the previous quarter. Therefore, corporate earnings disappointments for cyclical industries seem likely for the remainder of 1996 and into 1997.

  We believe Italy will continue to make a serious effort to meet Round One of the EMU. (Italy must cut its deficit to meet the Maastricht limit of 3.0% of GDP by 1998, the year after the deadline for eligibility in EMU.)

  However, in our opinion, Italy may not succeed because there are too many potential problems in the projected 1997 deficit and too much luck required for it to work. However, although there may be some temporary disappointment in Italy and some disenchantment specifically with Italian bonds (which have performed well so far this year), we believe that convergence of a single European currency will occur sometime in 1999. The return of the lira at the E.R.M. at 990 lira versus the D-mark a week ago does prove Prodi's commitment to try to be eligible for EMU in 1999.

  As stock markets cannot indefinitely ignore a significant decrease in both short-and long-term rates, we believe there are significant long-term gains to be
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made in both Italian stocks and bonds. Yet the question for investors in Italy continues to be "when." Investors who can tolerate short-term volatility for potential long-term gains may want to consider investing in Italy now.

Fund's Investment Strategy

  From April to the end of October 1996, we reduced the number of positions in the Italy Fund from 67 to 39. In addition, the Fund reduced its weighting in the insurance industry from 18.50% to 11.19% primarily because we believe the margins of many non-life insurance companies peaked in 1995 due mostly to higher automobile tariffs. We also reduced our weighting in the insurance industry because we expect margins to drop further for many car insurers throughout the remainder of 1996 due to a revival of price competition and more claims that are usually filed during an economic recovery. Moreover, many Italian insurers are highly capitalized with a significant portion of their assets invested in low-yielding real estate.

  During the past seven months, the Italy Fund also reduced its weighting in the banking industry from 16.60% to 12.70%. With 950 different banks, Italy's banking industry remains highly fragmented and retail Italian banking remains extremely competitive. Moreover, due to a slowdown in general business activity, credit volume was depressed in the first half of 1996. In our view, a combination of low lending volumes with declining margins does not bode well for the profitability of Italy's banking industry.

  From April 1996 through October 1996, the Italy Fund sharply increased its weighting in the energy sector from 2.60% to approximately 16.85%. The Fund's performance was enhanced by our significant holdings in the diversified energy company and recently privatized, Ente Nazionale Idrocarbu (ENI) as well as our holdings in the oil drilling company, Saipem.

  With respect to the telecommunications industry, the Italy Fund has made additions to its holdings over the past seven months and its weighting in this sector rose from 19.3% to 23.1%. A key holding of the Fund in this sector is Societa Finanziaria Telefonica per Azioni (STET), a telecommunications holding company that owns a majority stake of Telecom Italia (the principal operator of local, long-distance and international phone services) and Telecom Italia Mobile (Europe's largest cellular network provider).

  During the period covered by this report, the Italian government announced that it intends to merge STET with Telecom Italia as a prelude to the company's again-delayed privatization. The privatization of STET, which was first announced in the late 1980's, has been pushed back many times because of political disagreements and market-related problems. Moreover, the state holding company, Instituto per la Ricostruzione Industriale, which controls 64.3% of STET, has recently come under pressure from the European Community to reduce its debt levels in order to meet the conditions of the European Union's competition policy.

  The following chart shows the other changes in the Italy Fund's industry weightings from March 29, 1996 through October 31, 1996:

 Industry                                    3/29/96   10/31/96
 --------                                    -------   --------
 Automotives                                    6.70%      6.06%
 Banking                                       16.60      12.70
 Construction                                   3.20       3.14
 Consumer Products                              3.30       4.79
 Energy                                         2.60      16.85
 Engineering                                    4.20       3.54
 Food                                           4.40       4.02
 Insurance                                     18.50      11.19
 Telecommunications                            19.30      23.10
 Textiles                                       1.70       3.72
 Utilities                                      7.30       7.89
 Miscellaneous                                  7.50       0.66
 Cash                                           4.70       2.34
                                              ------     ------
   Total                                      100.00%    100.00%
                                              ======     ======

                                       2
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  Other factors that contributed to the Italy's Fund positive relative performance during the reporting period include:

  -- Participation in the initial public offering of life insurance and mutual fund distributor Mediolanum that was subsequently sold at a significant profit

  -- Early sales of Olivetti (a computer and telecommunications concern), Simint (a clothing company) and Eridania Beghin Say (a food and beverages company)

  -- Initiating new positions in the American Depository Receipts (ADRs) of Gucci (a luxury goods company), Fila (a shoes and apparel company) and Natuzzi (a furniture company)

Conclusion

  Italy's stock market has been the worst performer among the major European markets for an extremely long time. The BCI Index is still 35.00% away from its all-time high reached in May 1986. However, the BCI Index of today is very different from the BCI Index of May 1986, because the weighting of the major stocks and sectors has changed dramatically. For example, the automotive company Fiat was Italy's largest stock with a 13.70% weighting of total market capitalization. Today, Fiat's weighting in the BCI Index has fallen to 4.80%.
On the other hand, the weighting of Italy's telecommunications sector (state-controlled telecommunications company STET and its two main operating subsidiaries Telecom Italia and telecommunications giant Telecom Italia Mobile) has tripled from 7.30% at the end of 1986 to approximately 21.00% today. In fact, seven of the Italian stock market's top-fifteen stocks were not even listed in 1986. In our opinion, the underperformance of the BCI Index over the past ten years was caused in large part by the underperformance of only a few major stocks and market sectors. The performance of the BCI Index is now more closely linked to Italian companies and industries that are less prone to cyclical downturns.

  In closing, thank you for your investment in the Italy Fund. We look forward to continuing to help you achieve your financial goals.



Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman of the Board


/s/ Mario d'Urso

Mario d'Urso
President


/s/ Rein W. van der Does

Rein W. van der Does
Investment Officer

November 13, 1996

                                       3
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                     THE ITALY FUND'S SECTORIAL STRUCTURE
                         OCTOBER 31, 1996 (unaudited)

                                  [PIE CHART]

Automotives  6.1%
Banking  12.7%
Construction  3.1%
Consumer Products  4.8%
Energy  16.9%
Engineering  3.5%
Food  4.0%
Insurance 11.3%
Miscellaneous  2.8%
Telecommunications 23.2%
Textiles  3.7%
Utilities  7.9%


                         BCI INDEX SECTORIAL STRUCTURE
                         OCTOBER 31, 1996 (unaudited)

                                  [PIE CHART]


Automotives  7.5%
Banking  20.5%
Construction  2.5%
Consumer Products  1.1%
Energy  18.6%
Engineering  2.4%
Food  2.0%
Insurance 17.3%
Miscellaneous  1.3%
Telecommunications 21.8%
Textiles  2.2%
Utilities  2.8%

                                       4
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The Italy Fund Inc.
Schedule of Investments as of October 31, 1996 (unaudited)
================================================================================

  Shares                       Security                                  Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - 97.9%
--------------------------------------------------------------------------------
Automotives - 6.1%
   300,000                  Fiat S.p.A............................   $   797,309
 1,500,000                  Pirelli S.p.A.........................     2,664,952
 1,200,000                  Sogefi S.p.A..........................     2,374,122
                                                                     -----------
                                                                       5,836,383
                                                                     -----------
Banking - 12.7%
 1,700,000                  Banca Fideuram S.p.A..................     3,606,621
   180,000                  Banca Popolare di Bergamo/
                             Credito Varesino.....................     2,832,802
 1,800,000                  Credito Italiano S.p.A................     1,841,132
   500,000                  Istituto Mobiliare
                             Italiano S.p.A.......................     3,962,146
                                                                     -----------
                                                                      12,242,701
                                                                     -----------

Construction - 3.1%
   600,000                  Unicem S.p.A.
                             di Risp NC**.........................     1,539,222
   900,000                  Vianini Lavori S.p.A..................     1,483,826
                                                                     -----------
                                                                       3,023,048
                                                                     -----------

 Consumer Products - 4.8%
   225,000                  Arnoldo Mondadori Editore S.p.A.......     1,659,363
    25,000                  Industrie Natuzzi S.p.A.
                             ADR..................................     1,131,250
   500,000                  La Rinascente S.p.A.
                              di Risp NC**........................     1,033,732
   260,000                  Recordati S.p.A.
                              di Risp NC**........................       797,309
                                                                     -----------
                                                                       4,621,654
                                                                     -----------
Energy - 16.9%
 2,860,000                  Ente Nazionale Idrocarburi
                             S.p.A. #.............................    13,685,600
   500,000                  Saipem S.p.A..........................     2,546,905
                                                                     -----------
                                                                      16,232,505
                                                                     -----------
Engineering - 3.5%
   180,000                  Danieli & Co..........................     1,155,248

Engineering - 3.5% (continued)
   266,750                  Danieli & Co.
                             di Risp NC**.........................   $   851,081
   800,000                  Sasib S.p.A.
                             di Risp NC**.........................     1,402,315
                                                                     -----------
                                                                       3,408,644
                                                                     -----------

Food - 4.0%
   800,041                  Finanziarira Autogrill
                             S.p.A.#..............................       816,740
   220,000                  La Doria S.p.A.#......................       811,026
 1,570,000                  Parmalat Finanziaria
                             S.p.A................................     2,245,741
                                                                     -----------
                                                                       3,873,507
                                                                     -----------
Insurance - 11.3%
   220,000                  Alleanza Assicurazioni
                             S.p.A................................     1,552,992
   154,000                  Assicurazioni Generali
                             S.p.A................................     2,972,855
 1,602,000                  Instituto Nazionale Delle
                             Assicurazioni........................     2,219,674
   425,700                  Riunione Adriatica
                             di Sicurta S.p.A.....................     4,040,128
                                                                     -----------
                                                                      10,785,649
                                                                     -----------
Miscellaneous - 0.7%
   850,000                  Europa Investimenti+#.................       280,278
    49,639                  Quattrocentoduedue
                             Cat B+#..............................       360,094
                                                                     -----------
                                                                         640,372
                                                                     -----------
Telecommunications - 23.2%
 1,000,000                  Stet Societa' Finanziaria
                             Telefonica S.p.A.....................     3,468,197
 2,802,500                  Stet Societa' Finanziaria
                             Telefonica S.p.A.
                             di Risp NC**.........................     7,481,465
 1,416,000                  Telecom Italia S.p.A..................     3,167,522
 1,000,000                  Telecom Italia S.p.A.
                             di Risp*.............................     1,894,022
 1,700,000                  Telecom Italia Mobile
                             S.p.A. di Risp*#.....................     1,949,616

                      See Notes to Financial Statements.

                                       5
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The Italy Fund Inc.
Schedule of Investments as of October 31, 1996 (unaudited) (continued)
================================================================================

   Shares                              Security                         Value
--------------------------------------------------------------------------------
Telecommunications - 23.2% (continued)
 2,076,000                  Telecom Italia Mobile S.p.A.
                             Ordinary #...........................  $  4,282,473
                                                                    ------------
                                                                      22,243,295
Textiles - 3.7%
   100,000                  Benetton Group S.p.A..................     1,162,397
    35,000                  Gucci Group N.V. -- N.Y.
                             Registered Shares ADR................     2,415,000
                                                                     -----------
                                                                       3,577,397
                                                                     -----------
Utilities - 7.9%
 1,440,000                  Autostrade Concessioni E
                             Costruzioni..........................     2,136,710
   460,000                  Edison S.p.A..........................     2,741,768
   356,000                  Italgas S.p.A.........................     1,316,849
   756,000                  SONDEL -- Societa
                             Nordelettrica S.p.A..................     1,395,985
                                                                       ---------
                                                                       7,591,312
                                                                       ---------
                            TOTAL COMMON
                            STOCKS
                            (Cost - $81,539,780)....................  94,076,467
                                                                      ----------

    Face
   Amount++                      Security                               Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TIME DEPOSITS - 2.1%
--------------------------------------------------------------------------------
 1,500,000,000              J.P. Morgan 7.500%
                             due 11/4/96..........................   $   989,218
 1,500,000,000              J.P. Morgan 7.375%
                             due 11/4/96..........................       989,218
                                                                     -----------
                            TOTAL TIME
                            DEPOSITS
                            (Cost - $1,971,544)...................     1,978,436
                                                                     -----------
                            TOTAL INVESTMENTS
                            AT VALUE - 100%
                            (Cost - $83,511,324 +++)..............   $96,054,903
                                                                     ===========

----------

  *        Risp -- Risparmio (savings shares).
  **       Risp NC -- Risparmio Non-Convertible (non-covertible savings shares).
  #        Non-income producing security.
  +        Security valued by the Fund's Board of Directors (See
           Note 4).
  ++       Represents local currency.
  +++ Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

                                       6
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The Italy Fund Inc.

Statement of Assets and Liabilities
October 31, 1996 (unaudited)
================================================================================

ASSETS:
 Investments, at value (Cost -- $83,511,324).....................   $ 96,054,903
 Foreign currency (Cost -- $1,366,381)...........................      1,367,728
 Cash............................................................         20,874
 Receivable for securities sold..................................        544,768
 Dividends and interest receivable...............................         99,838
                                                                    ------------
 Total Assets....................................................     98,088,111
                                                                    ------------
LIABILITIES:
 Payable for securities purchased................................      1,416,757
 Management fees payable.........................................         79,965
 Accrued expenses................................................        246,442
 Other liabilities...............................................          9,311
                                                                    ------------
 Total Liabilities...............................................      1,752,475
                                                                    ------------
Total Net Assets.................................................   $ 96,335,636
                                                                    ============
NET ASSETS:
 Par value of capital shares.....................................   $     95,031
 Capital paid in excess of par value.............................     94,936,689
 Undistributed net investment income.............................      1,421,596
 Accumulated net realized loss from security
  transactions...................................................    (12,660,720)
 Net unrealized appreciation of investments
  and foreign currencies.........................................     12,543,040
                                                                    ------------
Total Net Assets
 (Equivalent to $10.14 a share on 9,503,089 shares of $0.01 par
  value outstanding; 20,000,000 shares authorized)...............   $ 96,335,636
                                                                    ============

                      See Notes to Financial Statements.

                                       7
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The Italy Fund Inc.

Statement of Operations
For the Nine Months Ended October 31, 1996 (unaudited)
=================================================================================
INVESTMENT INCOME:
  Dividends.......................................................   $  2,448,706
  Interest........................................................        294,811
  Less: Foreign withholding tax...................................       (566,046)
                                                                       ----------
  Total Investment Income.........................................      2,177,471
                                                                       ----------

EXPENSES:
  Management fees (Note 2)........................................        677,815
  Audit and legal.................................................         84,000
  Directors' fees.................................................         76,800
  Shareholder and system servicing fees...........................         72,000
  Custody.........................................................         56,566
  Shareholder communications......................................         33,000
  Registration fees...............................................         21,000
  Other...........................................................        141,808
                                                                       ----------
  Total Expenses..................................................      1,162,989
                                                                       ----------
Net Investment Income.............................................      1,014,482
                                                                       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities) ......     (5,754,059)
    Foreign currency transactions.................................        211,116
                                                                       ----------
  Net Realized Loss...............................................     (5,542,943)
                                                                       ----------
  Change in Net Unrealized Appreciation of Investments and
   Foreign Currencies:
    Beginning of period...........................................      2,519,552
    End of period.................................................     12,543,040
                                                                       ----------
  Increase in Net Unrealized Appreciation.........................     10,023,488
                                                                       ----------
Net Gain on Investments and Foreign Currencies....................      4,480,545
                                                                       ----------
Increase in Net Assets From Operations............................   $  5,495,027
                                                                       ==========


                      See Notes to Financial Statements.

                                       8
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The Italy Fund Inc.

                                                                  Nine Months
                                                                     Ended         Year
                                                                    10/31/96       Ended
Statements of Changes in Net Assets                               (unaudited)     1/31/96
============================================================================================
OPERATIONS:
 Net investment income..........................................  $ 1,014,482    $ 1,131,274
 Net realized loss..............................................   (5,542,943)    (3,663,972)
 Increase in net unrealized appreciation........................   10,023,488        216,237
                                                                  -----------    -----------
 Increase (Decrease) in Net Assets From Operations..............    5,495,027     (2,316,461)
                                                                  -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..........................................         --         (190,062)
                                                                  -----------    -----------
 Decrease in Net Assets From Distributions to Shareholders......         --         (190,062)
                                                                  -----------    -----------
Increase (Decrease) in Net Assets...............................    5,495,027     (2,506,523)

NET ASSETS:
 Beginning of period............................................   90,840,609     93,347,132
                                                                  -----------    -----------
 End of period*.................................................  $96,335,636    $90,840,609
                                                                  ===========    ===========

*Includes undistributed net investment income of:...............  $ 1,421,596    $   195,998
                                                                  ===========    ===========

                      See Notes to Financial Statements.

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The Italy Fund Inc.

Notes to Financial Statements (unaudited)
================================================================================

  1. Significant Accounting Policies

  The Italy Fund Inc. ("Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

  The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. At January 31, 1996, a portion of overdistributed net investment income amounting to $512,466 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

                                       10
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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
================================================================================

  2. Management Agreement and Transactions with Affiliated Persons

  At December 15, 1995, Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings, Inc. ("SBH"), acts as investment manager of the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

  All officers (except one) and one Director of the Fund are employees of Smith Barney Inc.

  3. Securities Transactions

  During the nine months ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:
================================================================================
Purchases                                                         $ 33,326,518
--------------------------------------------------------------------------------
Sales                                                               35,132,274
================================================================================

  At October 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:
================================================================================
Gross unrealized appreciation                                      $16,819,989 *
Gross unrealized depreciation                                       (4,276,410)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $12,543,579 *
================================================================================
* Substantially the same for Federal income tax purposes.

  4. Securities Valued by the Fund's Board of Directors

  Certain of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows all securities valued by the Fund's Board of
Directors:

                                           Number of      Acquisition    10/31/96     Value Per     Percentage of
           Security                         Shares           Date       Fair Value      Unit         Net Assets            Cost
           --------                        ---------      -----------   ----------    ---------     ------------           ----
Europa Investimenti.............            850,000         7/02/91      $280,278      $   0.33          0.3%          $  623,396
 Quattrocentoduedue
   Cat B........................             49,639         3/21/94       360,094          7.25          0.4              295,889
                                                                         --------                        ---           ----------
 Total..........................                                         $640,372                        0.7%          $  919,285
                                                                         ========                        ===           ==========

  5. Lending of Portfolio Securities

  The Fund has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of securities by the Fund are collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities.

  At October 31,1996, the Fund had no securities on loan to brokers.

                                       11
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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
================================================================================

  6. Capital Loss Carryforwards

  At January 31, 1996, the Fund had, for Federal income tax purposes, approximately $6,602,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:

                                                        2004        2005
                                                     ----------  ----------
  Carryforward Amounts.............................. $1,756,000  $4,846,000
                                                     ==========  ==========

  7. Concentration of Risk

  Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.


                                       12
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The Italy Fund Inc.

Financial Highlights
================================================================================

  Set forth below is per share operating performance data for a share of common stock outstanding throughout each period; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                    1996(1)      1996       1995      1994(2)      1993        1992
======================================================================================================================
Net Asset Value, Beginning of Period...............   $ 9.56      $ 9.82    $ 9.84    $ 8.43       $ 11.08     $ 11.37
                                                     -------     -------   -------   -------       -------     -------
Income (Loss) From Operations:
  Net investment income............................     0.11        0.15      0.09      0.12          0.19        0.25
  Net realized and unrealized gain (loss)..........     0.47       (0.39)     0.06      1.72         (2.84)       0.03
                                                     -------     -------   -------   -------       -------     -------
Total Income (Loss) From Operations................     0.58       (0.24)     0.15      1.84         (2.65)       0.28
                                                     -------     -------   -------   -------       -------     -------
Dilution in NAV From Rights Offering...............       --          --        --     (0.32)           --          --
                                                     -------     -------   -------   -------       -------     -------
Offering Expenses Charged to Paid-in Capital.......       --          --        --     (0.03)           --          --
                                                     -------     -------   -------   -------       -------     -------
Less Distributions From:
  Net investment income............................       --       (0.02)    (0.06)    (0.07)           --       (0.25)
  Overdistribution of net investment income........       --          --     (0.11)       --            --          --
  Net realized gains...............................       --          --        --        --            --       (0.24)
  Capital .........................................       --          --        --     (0.01)           --       (0.08)
Total Distributions................................       --       (0.02)    (0.17)    (0.08)           --       (0.57)
                                                     -------     -------   -------   -------       -------     -------
Net Asset Value, End of Period...................    $ 10.14      $ 9.56    $ 9.82    $ 9.84        $ 8.43     $ 11.08
                                                     =======     =======   =======   =======       =======    ========
Market Value, End of Period......................    $  8.25      $ 8.25    $ 8.75    $12.38        $ 8.88       $9.50
                                                     =======     =======   =======   =======       =======    ========
Total Return, Based on Market Value..............       0.00%+++   (2.43)%  (27.90)%   40.54%#       (6.58)%      1.00%
                                                     =======     =======   =======   =======       =======    ========
Net Assets, End of Period (000's)................    $96,336     $90,841   $93,347   $93,518       $53,384     $70,186
                                                     =======     =======   =======   =======       =======    ========
Ratios to Average Net Assets:
Net investment income............................       1.43%+      1.12%    0.85%      1.30%         2.04%       2.17%
Expenses*........................................       1.64+       1.42     1.69       1.69          1.70        1.53
Portfolio Turnover Rate..........................         33%         58%      42%        46%           33%         24%
Average commissions per share paid on
 equity transactions(3)..........................    $  0.00**    $ 0.00**     --         --            --          --

----------
(1) For the nine months ended October 31, 1996 (unaudited).

(2) Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since the use of the undistributed method does not accord with results of operations.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

+++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.

# The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited).

* During the year ended January 31, 1996, the Fund earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would have been 1.41%. Prior year numbers have not been restated to reflect this credit.

**  Amount represents less than $0.01.

                                       13
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The Italy Fund Inc.

Quarterly Results of Operations (unaudited)
================================================================================

                                                                                   Net Realized
                                                                                  and Unrealized             Net Increase
                                                                                  Gain (Loss) on             (Decrease) in
                                   Investment           Net Investment           Investments and               Net Assets
                                     Income             Income (Loss)            Foreign Currencies         From Operations
                              ---------------------   --------------------     ---------------------    --------------------
Quarter Ended                   Total     Per Share   Total      Per Share      Total      Per Share       Total    Per Share
-------------                 -------     ---------   -------    ---------     --------    ---------    ---------   ---------
April 30, 1993............... $  208,399    $0.03     $(22,200)    $0.00       $(633,996)   $(0.10)     $4,646,508   $ 0.73
July 31, 1993................  1,164,578     0.19      946,601      0.14        (673,685)    (0.10)      2,566,981     0.41
October 31, 1993.............    231,050     0.04      (51,313)    (0.01)       (330,679)    (0.05)      1,139,682     0.17
January 31, 1994.............    163,184     0.03     (104,964)    (0.01)     (1,350,029)    (0.21)      4,843,089     0.53
April 30, 1994...............    262,201     0.03       37,867      0.01         376,390      0.04      21,587,589     2.27
July 31, 1994................  1,568,187     0.17      933,702      0.10       2,317,766      0.24     (12,011,879)   (1.26)
October 31, 1994.............    275,691     0.03       19,893      0.00         578,197      0.06      (6,426,246)   (0.68)
January 31, 1995.............    396,171     0.04     (152,088)    (0.02)     (2,089,977)    (0.22)     (1,682,024)   (0.18)
April 30, 1995...............    252,540     0.03      (74,178)    (0.01)     (1,556,369)    (0.16)     (6,441,384)   (0.68)
July 31, 1995................  1,539,509     0.16    1,141,497      0.12      (1,724,100)    (0.18)      4,471,408     0.47
October 31, 1995.............    287,963     0.03      (81,879)    (0.01)       (172,867)    (0.02)     (6,926,030)   (0.72)
January 31, 1996.............    282,141     0.03      145,834      0.02        (210,636)    (0.02)      6,579,545     0.69
April 30, 1996...............    176,114     0.02     (188,803)    (0.02)     (1,589,084)    (0.17)      6,727,660     0.70
July 31, 1996................  1,944,252     0.20    1,539,905      0.16       2,953,107      0.31      (4,012,535)   (0.42)
October 31, 1996.............     57,105     0.01     (336,620)    (0.04)      3,116,522      0.33       2,779,902     0.29


                                       14
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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================

  Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan
(the "Plan"), shareholders of the Fund whose shares are registered in their own name may elect to have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as agent under the Plan. Distributions with respect to shares registered in the name of shareholders, such as banks, brokers or nominees, which hold shares for others (that is, in "street name"), may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee. Investors who own Fund shares registered in the street name should consult their broker or nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

  The number of shares of common stock participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Shares issued by the Fund are not issued at a discount of more than 5 percent from the then current market value of the Fund's shares. If the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, the average per share purchase price paid by First Data may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

  Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

  The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

                                       15
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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
================================================================================

  A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

  Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                                ---------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

                                       16
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The Italy Fund Inc.

Additional Information (unaudited)
================================================================================

  On May 15, 1996 the annual meeting of the shareholders of the Fund was held for the purpose, of voting on the following matters:

  1. To approve or disapprove for the Fund the election of Paul R. Hardin and George M. Pavia as Directors; and

  2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

  The results of the vote on Proposal 1 were as follows:

                                             % of          Votes      % of
Directors                  Votes For      Shares Votes    Against  Shares Voted
==============================================================================
 Dr. Paul R. Hardin      6,435,207.339      96.90%      205,318.151  3.10%
 George M. Pavia         6,422,367.531      96.71%      218,157.959  3.29%
==============================================================================

  The results of the vote on Proposal 2 were as follows:

                % of          Votes          % of          Votes        % of
Votes For     Shares Votes   Against      Shares Voted   Abstained  Shares Voted
================================================================================
6,588,854.318   99.22%     26,021.814        0.39%       25,648.358  0.39%
================================================================================

The following directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Alesandro C. di Montezemolo, Mario d'Urso and Heath B. McLendon.

                                       17
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                              The Italy Fund Inc.


INVESTMENT ADVISER and
administrator

Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013


ADVISORY BOARD

Andrea Farace
Pierre Henchoz
Ing. Dott. Ettore Lolli
Dott. Pietro Manes


DIRECTORS

Heath B. McLendon
Paolo M. Cucchi
Alesandro C. di Montezemolo
Dr. Paul R. Hardin
George M. Pavia
Mario d'Urso


OFFICERS

Heath B. McLendon
 Chairman of the Board

Mario d'Urso
 President

Lewis E. Daidone
 Senior Vice President
  and Treasurer

Rein W. van der Does
 Investment Officer

Irving P. David
 Controller

Christina T. Sydor
 Secretary

The Italy Fund Inc. [LOGO]
================================================================================

This report is sent to the shareholders of The Italy Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

The Italy Fund Inc.
388 Greenwich Street
New York, New York 10013
(212) 816-4605
FD01045 12/96

Quarterly
Report
October 31, 1996